UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 27, 2017

BIGLARI HOLDINGS INC.
(Exact name of registrant as specified in its charter)

INDIANA	0-8445	37-0684070
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17802 IH 10 West, Suite 400 San Antonio, Texas		78257
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (210) 344-3400

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 27, 2017, Biglari Holdings Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Meeting”). The total number of shares of the Company’s common stock voted in person or by proxy at the Meeting was 2,002,758, representing approximately 96.86% of the 2,067,613 shares outstanding and entitled to vote at the Meeting. The matters voted on by shareholders and the number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, with respect to each matter is set forth below.

Proposal 1. To elect the nominees listed below as directors of the Company:

	FOR	WITHHOLD
Sardar Biglari	1,362,756	486,735
Philip L. Cooley	1,388,300	461,191
Kenneth R. Cooper	1,157,884	691,607
James P. Mastrian	1,256,515	592,976
Ruth J. Person	1,158,331	691,160

There were 153,267 broker non-votes with respect to the election of directors.

Proposal 2. To ratify the selection by the Audit Committee of the Board of Directors of the Company of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2017:

1,987,231	6,102	8,804
For	Against	Abstentions

Proposal 3. To vote on a non-binding advisory resolution to approve the compensation of the Company’s Named Executive Officers, as described in the Company’s proxy statement with respect to the Meeting:

1,327,356	510,667	10,847	153,267
For	Against	Abstentions	Non-votes

 Proposal 4. To vote on a non-binding advisory resolution to determine the frequency (whether annual, biennial or triennial) with which shareholders of the Company shall be entitled to have an advisory vote on executive compensation, as described in the Company’s proxy statement with respect to the Meeting:

1,246,648	3,663	589,987	8,572
3 Years	2 Years	1 Year	Abstentions

Proposal 5. To consider and act upon The Humane Society of the United States’ shareholder proposal, as described in the Company’s proxy statement with respect to the Meeting:

492,334	1,346,688	9,848	153,267
For	Against	Abstentions	Non-votes

Item 7.01.	Regulation FD Disclosure.

At the Meeting, the Company advised that its board of directors was considering a number of potential transactions, including the implementation of a dual class structure, the termination of the license agreement between Mr. Biglari and the Company, and the elimination of the limitation on Mr. Biglari’s incentive compensation relating to the Company’s operating businesses. There can be no assurance as to the specific terms and conditions of any such transactions or the timing or likelihood of completion of any such transactions.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Item 7.01 shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

April 28, 2017	BIGLARI HOLDINGS INC.

	By:	/s/ Bruce Lewis
		Name:	Bruce Lewis
		Title:	Controller